                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST DISTRIBUTION DATE OF OCTOBER 15, 1999 FOR THE COLLECTION PERIOD
                    SEPTEMBER 1, 1999 TO SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A-1           CLASS A-2             CLASS A-3
                                                                    ---------           ---------             ---------
                                                TOTAL                BALANCE             BALANCE               BALANCE
------------------------------------------------------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                        $ 961,976,586.54     $ 303,000,000.00      $284,000,000.00     $ 334,093,000.00
  Receivables Pool Balance                   $961,976,586.54
  Principal Factor                                1.00000000           1.00000000           1.00000000           1.00000000
  Rate                                                                     5.365%               5.800%               6.150%
  Targeted Maturity Date                                          July 17,2000      December 17, 2001      August 16, 2004
  Number of Contracts                                 86,327
  Weighted Average Coupon                              9.85%
  Weighted Average Remaining Term                      57.57 months
  Servicing Fee Rate                                   1.00%

POOL DATA - PRIOR MONTH
  Securities Balance                        $ 882,668,642.14     $ 223,692,055.60      $284,000,000.00     $ 334,093,000.00
  Receivables Pool Balance                  $ 882,668,642.14
  Securities Pool Factor                          0.91755730           0.73825761           1.00000000           1.00000000
  Number of Contracts                                 83,211
  Weighted Average Coupon                              9.85%
  Weighted Average Remaining Term                      37.75 months
  Precompute and Simple Interest Advances     $ 2,707,708.72
  Payahead Account Balance                    $ 2,799,316.49
  Supplemental Servicing Fee Received             129,608.60
  Interest Shortfall                                     $ -                  $ -                  $ -                  $ -
  Principal Shortfall                                    $ -

POOL DATA - CURRENT MONTH
  Securities Balance                        $ 844,908,572.60     $ 185,931,986.06      $284,000,000.00     $ 334,093,000.00
  Receivables Pool Balance                  $ 844,908,572.60
  Targeted Principal Balance                                           na                   na             $ 334,093,000.00
  Securities Pool Factor                          0.87830472           0.61363692           1.00000000           1.00000000
  Number of Contracts                                 81,583
  Weighted Average Coupon                              9.85%
  Weighted Average Remaining Term                      36.92 months
  Precompute and Simple Interest Advances     $ 2,972,667.28
  Payahead Account Balance                    $ 2,725,748.34
  Supplemental Servicing Fee Received           $ 114,452.35
  Interest Shortfall                                     $ -                  $ -                  $ -                  $ -
  Principal Shortfall                                    $ -

---------------------------------------------------------------------------------
                                               CLASS B             CLASS C
                                               -------             -------
                                               BALANCE             BALANCE
-------------------------------------------------------------------------------
POOL DATA - ORIGINAL DEAL PARAMETERS
  Securities Balance                         $26,454,000.00      $14,429,586.54
  Receivables Pool Balance
  Principal Factor                               1.00000000          1.00000000
  Rate                                               6.300%               6.70%
  Targeted Maturity Date                   August 16, 2004     August 16, 2004
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Servicing Fee Rate


POOL DATA - PRIOR MONTH
  Securities Balance                         $26,454,000.00      $14,429,586.54
  Receivables Pool Balance
  Securities Pool Factor                         1.00000000          1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                    $ -                 $ -
  Principal Shortfall

POOL DATA - CURRENT MONTH
  Securities Balance                         $26,454,000.00      $14,429,586.54
  Receivables Pool Balance
  Targeted Principal Balance                 $26,454,000.00      $14,429,586.54
  Securities Pool Factor                         1.00000000          1.00000000
  Number of Contracts
  Weighted Average Coupon
  Weighted Average Remaining Term
  Precompute and Simple Interest Advances
  Payahead Account Balance
  Supplemental Servicing Fee Received
  Interest Shortfall                                    $ -                 $ -
  Principal Shortfall

-------------------------------------------------------------------------------
RESERVE FUND
------------
  Initial Deposit Amount                                         $ 7,214,824.00
  Specified Reserve Fund Percentage                                       0.75%
  Specified Reserve Fund Amount                                  $ 7,214,824.00
  Specified Reserve Fund Percentage (IF CONDITION I OR II MET)            5.50%
  Specified Reserve Fund Amount (IF CONDITION I OR II MET)       $46,469,971.49

  Beginning Balance                                              $ 7,214,824.00
  Withdraw for Servicing Fee Due                                              -
  Withdraw for Class A Interest Due                                           -
  Withdraw for First Allocation of Principal Due                              -
  Withdraw for Class B Interest Due                                           -
  Withdraw for Second Allocation of Principal Due                             -
  Withdraw for Class C Interest Due                                           -
                                                                 --------------
  Total Withdraw                                                              -
  Amount Available for Deposit to the Reserve Fund                 2,168,995.01
                                                                 --------------
  Reserve Fund Balance Prior to Release                            9,383,819.01
  Reserve Fund Required Amount                                     7,214,824.00
  Reserve Fund Release to Seller                                   2,168,995.01
                                                                 --------------
  Ending Reserve Fund Balance                                    $ 7,214,824.00
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
--------------------------------------------



                                                                 VEHICLES           AMOUNT
                                                                 --------           ------
  Liquidated Contracts                                              39
                                                                    --
  Gross Principal Balance of Liquidated Receivables                                $ 425,389.04
  Net Liquidation Proceeds Received During the Collection Period                    (278,213.50)
  Recoveries on Previously Liquidated Contracts                                       (4,942.23)
                                                                            --------------------
  Aggregate Credit Losses for the Collection Period                                $ 142,233.31
                                                                            --------------------



  Cumulative Credit Losses for all Periods                          53             $ 189,897.57
                                                                    --      --------------------
  Repossessed in Current Period                                     73




RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                         ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                     CHARGE-OFF RATE
    Second Preceding Collection Period                                                    0.01%
    First Preceding Collection Period                                                     0.06%
    Current Collection Period                                                             0.20%
------------------------------------------------------------------------------------------------
CONDITION (I) (CHARGE-OFF RATE)
--------------
Three Month Average                                                                       0.09%
Charge-off Rate Indicator ( > 1.25%)                                          CONDITION NOT MET
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
DELINQUENT AND REPOSSESSED CONTRACTS
------------------------------------


                                           PERCENT   CONTRACTS      PERCENT         AMOUNT
                                           -------   ---------      -------         ------
  31-60 Days Delinquent                      1.36%        1,109       1.44%     $ 12,137,927.91
  61-90 Days Delinquent                      0.12%           97       0.12%        1,030,373.35
  Over 90 Days Delinquent                    0.05%           42       0.06%          484,310.27
                                                     ----------               -----------------
  Total Delinquencies                                     1,248                 $ 13,652,611.53
                                                     ==========               =================

  Repossessed Vehicle Inventory                              98 *
   * Included with delinquencies above



RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

    Second Preceding Collection Period                                                    0.00%
    First Preceding Collection Period                                                     0.11%
    Current Collection Period                                                             0.17%

------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
CONDITION (II) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                       0.09%

Delinquency Percentage Indicator ( > 1.25%)                                   CONDITION NOT MET
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------



                         TOYOTA MOTOR CREDIT CORPORATION
         SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 1999-A OWNER TRUST

         DISTRIBUTION DATE OF OCTOBER 15, 1999 FOR THE COLLECTION PERIOD
                    SEPTEMBER 1, 1999 TO SEPTEMBER 30, 1999

------------------------------------------------------------------------------------------------------------------------------
                                                                    CLASS A-1           CLASS A-2             CLASS A-3
                                                                    ---------           ---------             ---------
                                                TOTAL                BALANCE             BALANCE               BALANCE
------------------------------------------------------------------------------------------------------------------------------

COLLECTIONS
  Principal Payments Received                $ 37,334,680.50
  Interest Payments Received                    7,012,690.70
  Net Precomputed Payahead Amount                  73,568.15
  Aggregate Net Liquidation Proceeds Received     283,155.73
  Principal on Repurchased Contracts                       -
  Interest on Repurchased Contracts                        -
                                          -------------------
  Total Collections                          $ 44,704,095.08
  Net Simple Interest Advance Amount              129,743.77
  Net Precomputed Advance Amount                  135,214.79
                                          -------------------
  Total Available Amount                     $ 44,969,053.64

AMOUNTS DUE
  Servicing Fee                                 $ 735,557.20
  Accrued and Unpaid Interest - Class A         4,084,983.20
  First Allocation Principal Distribution                  -
  Accrued and Unpaid Interest - Class B           138,883.50
  Second Allocation Principal Distribution     23,330,483.00
  Accrued and Unpaid Interest - Class C            80,565.19
  Regular Principal Distribution Amount        14,429,586.54
  Deposit to Reserve Fund                       2,168,995.01
                                          -------------------
  Total Amount Due                           $ 44,969,053.64

ACTUAL DISTRIBUTIONS
  Servicing Fee                              $    735,557.20
  Interest                                      4,304,431.89      $  1,000,089.90       $ 1,372,666.67       $ 1,712,226.63
  First Allocation Principal Distribution                  -      $             -                  $ -                $0.00
  Second Allocation Principal Distribution     23,330,483.00      $ 23,330,483.00                  $ -                $0.00
  Regular Principal Distribution Amount        14,429,586.54      $ 14,429,586.54                  $ -                $0.00
  Principal                                    37,760,069.54        37,760,069.54                    -                    -
  Deposit to Reserve Fund                       2,168,995.01
                                          -------------------   ------------------  -------------------   ------------------
  Total Amount Distributed                   $ 44,969,053.64      $ 38,760,159.44       $ 1,372,666.67       $ 1,712,226.63

-----------------------------------------------------------------------------------
                                                  CLASS B             CLASS C
                                                  -------             -------
                                                  BALANCE             BALANCE
-----------------------------------------------------------------------------------
COLLECTIONS
  Principal Payments Received
  Interest Payments Received
  Net Precomputed Payahead Amount
  Aggregate Net Liquidation Proceeds Received
  Principal on Repurchased Contracts
  Interest on Repurchased Contracts
  Total Collections
  Net Simple Interest Advance Amount
  Net Precomputed Advance Amount
  Total Available Amount


AMOUNTS DUE
  Servicing Fee
  Accrued and Unpaid Interest - Class A
  First Allocation Principal Distribution
  Accrued and Unpaid Interest - Class B
  Second Allocation Principal Distribution
  Accrued and Unpaid Interest - Class C
  Regular Principal Distribution Amount
  Deposit to Reserve Fund
  Total Amount Due

ACTUAL DISTRIBUTIONS
  Servicing Fee
  Interest                                        $ 138,883.50         $ 80,565.19
  First Allocation Principal Distribution                $0.00                 $ -
  Second Allocation Principal Distribution               $0.00                 $ -
  Regular Principal Distribution Amount                  $0.00                 $ -
  Principal                                                  -                   -
  Deposit to Reserve Fund

                                             ------------------  ------------------
  Total Amount Distributed                        $ 138,883.50         $ 80,565.19
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
MONTHLY INFORMATION BY TYPE OF LOAN
-----------------------------------
PRECOMPUTED CONTRACTS
  Scheduled Principal Collections                                               $  6,329,848.76
  Prepayments in Full                                       420 contracts       $  3,566,435.52
  Repurchased Receivables Principal                                             $             -
  Payments Behind/Ahead on Repurchased Receivables                              $             -
  Total Collections                                                             $ 11,701,335.33
  Advances - Reimbursement of Previous Advances                                 $             -
  Advances - Current Advance Amount                                             $    135,214.79
  Payahead Account - Payments Applied                                           $     73,568.15
  Payahead Account - Additional Payaheads                                       $             -



SIMPLE INTEREST CONTRACTS
  Collected Principal                                                           $ 16,245,662.82
  Prepayments in Full                                      1169 contracts       $ 11,192,733.40
  Collected Interest                                                            $  5,207,639.65
  Repurchased Receivables Principal                                             $             -
  Repurchased Receivables Interest                                              $             -
  Advances - Reimbursement of Previous Advances                                 $             -
  Advances - Current Advance Amount                                             $    129,743.77

I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Holly Pearson
------------------
Holly Pearson
Treasury Manager